                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    July 24, 2001


                          Independent Bank Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Michigan
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-7818                                         38-2032782
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(Commission File Number)                    (IRS Employer Identification No.)

 230 West Main Street, Ionia, Michigan                                48846
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (616) 527-9450
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable

ITEM 5. OTHER EVENTS.

Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE.

The information attached at Exhibit A is supplemental data to the Registrant's press release dated July 24, 2001 regarding its earnings during the quarter ended June 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Independent Bank Corporation
                                                ----------------------------
                                                       (Registrant)


Date:  July 25, 2001                         By:   s/ Robert N. Shuster
                                                  ------------------------------
                                                  Robert N. Shuster
                                                  Chief Financial Officer

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition

                                                                                       June 30,        December 31,
                                                                                         2001              2000
                                                                                    ----------------  ----------------
                                                                                      (unaudited)
                                                                                    ----------------  ----------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                            $      42,116    $       58,149
Securities available for sale                                                            239,889           217,447
Securities held to maturity                                                                                 20,098
Federal Home Loan Bank stock, at cost                                                     19,627            19,612
Loans held for sale                                                                       39,270            20,817
Loans
  Commercial                                                                             424,363           381,066
  Real estate mortgage                                                                   758,111           772,223
  Installment                                                                            239,467           226,375
                                                                                    -------------    --------------
                                                                       Total Loans     1,421,941         1,379,664
  Allowance for loan losses                                                              (15,149)          (13,982)
                                                                                    -------------    --------------
                                                                         Net Loans     1,406,792         1,365,682
Property and equipment, net                                                               34,187            34,757
Accrued income and other assets                                                           47,840            47,229
                                                                                    -------------    --------------
                                                                      Total Assets $   1,829,721    $    1,783,791
                                                                                    =============    ==============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     143,694    $      140,945
  Savings and NOW                                                                        574,512           576,621
  Time                                                                                   583,626           672,334
                                                                                    -------------    --------------
                                                                    Total Deposits     1,301,832         1,389,900
Federal funds purchased                                                                   13,850            27,550
Other borrowings                                                                         337,765           196,032
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250            17,250
Accrued expenses and other liabilities                                                    27,602            24,723
                                                                                    -------------    --------------
                                                                 Total Liabilities     1,698,299         1,655,455
                                                                                    -------------    --------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none
    Outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,497,110 shares at June 30, 2001
    and 11,609,524 shares at December 31, 2000                                            11,497            11,610
  Capital surplus                                                                         74,209            77,255
  Retained earnings                                                                       45,372            37,544
  Accumulated other comprehensive income                                                     344             1,927
                                                                                    -------------    --------------
                                                        Total Shareholders' Equity       131,422           128,336
                                                                                    -------------    --------------
                                        Total Liabilities and Shareholders' Equity $   1,829,721    $    1,783,791
                                                                                    =============    ==============

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                 Three Months Ended          Six Months Ended
                                                                      June 30,                   June 30,
                                                                 2001         2000          2001          2000
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $    31,502  $     29,624  $     62,690  $    58,110
  Securities available for sale
    Taxable                                                        2,086         1,823         4,358        3,493
    Tax-exempt                                                     1,438         1,446         2,841        2,946
  Securities held to maturity
    Taxable                                                                        710                      1,505
    Tax-exempt                                                                     144                        307
  Other investments                                                  379           389           768          780
                                                              -----------  ------------  ------------  -----------
                                     Total Interest Income        35,405        34,136        70,657       67,141
                                                              -----------  ------------  ------------  -----------
Interest Expense
  Deposits                                                        11,428        12,482        24,359       24,223
  Other borrowings                                                 4,788         4,098         8,973        8,204
                                                              -----------  ------------  ------------  -----------
                                    Total Interest Expense        16,216        16,580        33,332       32,427
                                                              -----------  ------------  ------------  -----------
                                       Net Interest Income        19,189        17,556        37,325       34,714
Provision for loan losses                                          1,261         1,392         1,894        1,949
                                                              -----------  ------------  ------------  -----------
       Net Interest Income After Provision for Loan Losses        17,928        16,164        35,431       32,765
                                                              -----------  ------------  ------------  -----------
Non-interest Income
  Service charges on deposit accounts                              2,265         1,710         4,083        3,211
  Net gains (losses) on asset sales
    Real estate mortgage loans                                     2,052           534         3,047          914
    Securities                                                       123                         158          (16)
  Other income                                                     2,898         2,580         5,056        4,859
                                                              -----------  ------------  ------------  -----------
                                 Total Non-interest Income         7,338         4,824        12,344        8,968
                                                              -----------  ------------  ------------  -----------
Non-interest Expense
  Salaries and employee benefits                                   9,791         8,297        18,413       16,689
  Occupancy, net                                                   1,183         1,119         2,473        2,297
  Furniture and fixtures                                           1,109         1,092         2,167        2,233
  Other expenses                                                   4,964         4,253         9,117        8,253
                                                              -----------  ------------  ------------  -----------
                                Total Non-interest Expense        17,047        14,761        32,170       29,472
                                                              -----------  ------------  ------------  -----------
                          Income Before Federal Income Tax         8,219         6,227        15,605       12,261
Federal income tax expense                                         1,970         1,591         4,063        3,139
                                                              -----------  ------------  ------------  -----------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                       6,249         4,636        11,542        9,122
Cumulative effect of change in accounting
     principle, net of tax                                                                       (35)
                                                              -----------  ------------  ------------  -----------
                        Net Income                           $     6,249  $      4,636  $     11,507  $     9,122
                                                              ===========  ============  ============  ===========

Net Income Per Share Before Cumulative
Effect of Change in Accounting Principle
  Basic                                                      $       .54  $        .39  $       1.00  $       .78
  Diluted                                                            .54           .39           .99          .77
Net Income Per Share
  Basic                                                      $       .54  $        .39  $       1.00  $       .78
  Diluted                                                            .54           .39           .99          .77
Dividends Per Common Share
  Declared                                                   $       .16  $        .14  $        .32  $       .29
  Paid                                                               .16           .14  $        .31          .28

NON-PERFORMING ASSETS

                                                         June 30,           December 31,
                                                           2001                 2000
                                                     -----------------    -----------------
                                                            (dollars in thousands)
Non-accrual loans                                              $5,368               $5,200
Loans 90 days or more past due and
  still accruing interest                                       1,748                1,571
Restructured loans                                                251                  260
                                                     -----------------    -----------------
                          Total non-performing loans            7,367                7,031
Other real estate                                               2,369                2,174
                                                     -----------------    -----------------
                         Total non-performing assets           $9,736               $9,205
                                                     =================    =================
As a percent of Portfolio Loans
     Non-performing loans                                   0.52 %               0.51 %
     Non-performing assets                                  0.68                 0.67
     Allowance for loan losses                              1.07                 1.01
   Allowance for loan losses as a percent of
     non-performing loans                                    206                  199


ALLOWANCE FOR LOAN LOSSES

                                                                 Six months ended
                                                                     June 30,
                                                             2001               2000
                                                        ----------------    --------------
                                                                   (in thousands)
Balance at beginning of period                                  $13,982           $12,985
Additions (deduction)
  Provision charged to operating expense                          1,894             1,949
  Recoveries credited to allowance                                  302               355
  Loans charged against the allowance                           (1,029)           (1,883)
                                                        ----------------    --------------
Balance at end of period                                        $15,149           $13,406
                                                        ================    ==============

Net loans charged against the allowance to
  average Portfolio Loans (annualized)                            0.10%             0.23%


                                                     June 30, 2001                     December 31, 2000
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                (dollars in thousands)
Brokered CDs                                  $104,192  3.4 years      6.15%     $212,010  3.5 years     6.73%
Fixed rate FHLB advances                       182,191  3.2 years      5.12        68,743  7.9 years     6.33
Variable rate FHLB advances                    144,000  0.3 years      4.53       114,345  0.2 years     6.69
Federal Funds purchased                         13,850      1 day      4.27        27,550      1 day     6.85
                                            --------------------------------   ----------------------------------
     Total                                    $444,233  2.2 years      5.14%     $422,648  3.1 years     6.67%
                                            ================================   ==================================

CAPITALIZATION


                                                               June 30,         December 31,
                                                                 2001               2000
                                                           ------------------ ------------------
                                                                       (in thousands)
Unsecured debt                                                      $ 10,500           $ 11,500
Preferred Securities                                                  17,250             17,250
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                             11,497             11,610
  Capital surplus                                                     74,209             77,255
  Retained earnings                                                   45,372             37,544
  Accumulated other comprehensive income                                 344              1,927
                                                                     -------            -------
          Total shareholders' equity                                 131,422            128,336
                                                                     -------            -------
          Total capitalization                                      $159,172           $157,086
                                                                     =======            =======


NET INTEREST INCOME AND SELECTED RATIOS

                                                             Three months                    Six months
                                                            ended June 30,                 ended June 30,
                                                          2001            2000         2001              2000
                                                    ---------------  ------------   ------------   --------------
Average earning assets (in thousands)                $1,670,563       $1,626,282    $1,664,557     $1,614,544
Tax equivalent net interest income                       20,128           18,494        39,168         36,605


As a percent of average earning assets
    Tax equivalent interest income                        8.72%            8.64%         8.75%          8.58%
    Interest expense                                      3.89             4.09           4.04           4.04
    Tax equivalent net interest income                    4.82             4.55           4.71           4.54

Average earning assets as a
  percent of average assets                              93.86%           93.71%        93.97%         93.58%

Free-funds ratio                                         11.01%            9.23%        10.74%          8.91%



                                                         Three months ended               Six months ended
                                                              June 30,                        June 30,
                                                       2001            2000            2001           2000
                                                   -----------------------------   ----------------------------
                                                                          (in thousands)
Real estate mortgage loans originated                   $192,081        $96,618        $308,052       $163,572
Real estate mortgage loan sales                          128,073         41,115         194,587         68,890
Net gains on the sale of real estate mortgage loans        2,052            534           3,047            914
Net gains as a percent of real
  estate mortgage loans sold                                1.60%          1.30%           1.57%          1.33%

NON-INTEREST INCOME

                                                      Three months ended           Six months ended
                                                           June 30,                    June 30,
                                                     2001          2000          2001          2000
                                                   ----------    ----------    ----------    ----------
                                                                         (in thousands)
Service charges on deposit accounts                   $2,265        $1,710        $4,083        $3,211
Net gains on asset sales
  Real estate mortgage loans                           2,052           534         3,047           914
  Securities                                             123                         158          (16)
Manufactured home loan origination fees
  and commissions                                        676           514         1,029         1,022
Title insurance fees                                     562           242           848           402
Real estate mortgage loan servicing fees                 165           372           556           748
Mutual fund and annuity commissions                      218           337           390           742
Other                                                  1,277         1,115         2,233         1,945
                                                   ----------    ----------    ----------    ----------
      Total non-interest income                       $7,338        $4,824       $12,344        $8,968
                                                   ==========    ==========    ==========    ==========



NON-INTEREST EXPENSE


                                                 Three months ended                    Six months ended
                                                      June 30,                             June 30,
                                               2001              2000              2001              2000
                                          ---------------   ---------------   ---------------    --------------
                                                                         (in thousands)
Salaries                                         $ 6,519           $ 5,717           $ 12,699          $ 11,541
Performance-based compensation
  and benefits                                     1,857             1,310              2,942             2,511
Other benefits                                     1,415             1,270              2,772             2,637
                                          ---------------   ---------------    ---------------    --------------
  Salaries and benefits                            9,791             8,297             18,413            16,689
Occupancy, net                                     1,183             1,119              2,473             2,297
Furniture and fixtures                             1,109             1,092              2,167             2,233
Communications                                       577               529              1,165             1,094
Data processing                                      583               664              1,137             1,357
Advertising                                          633               587              1,134             1,044
Loan and collection                                  608               336              1,073               643
Amortization of intangible assets                    425               432                852               864
Supplies                                             460               368                883               763
Other                                              1,678             1,337              2,873             2,488
                                          ---------------   ---------------    ---------------   ---------------
      Total non-interest expense                 $17,047           $14,761            $32,170           $29,472
                                          ===============   ===============    ===============   ===============

INDEPENDENT BANK CORPORATION                                Three months ended            Six months ended
AVERAGE BALANCE SHEET (IN THOUSANDS)                             June 30,                     June 30,
                                                                   2001                         2001
                                                         --------------------------   --------------------------
Loans and loans held for sale                             $              1,419,416     $              1,411,600
Other interest bearing assets                                              251,147                      252,957
                                                         --------------------------   --------------------------
  Total interest earning assets                                          1,670,563                    1,664,557
Non interest earning assets                                                109,216                      106,774
                                                         --------------------------   --------------------------
  Total assets                                            $              1,779,779     $              1,771,331
                                                         ==========================   ==========================

Deposits                                                  $              1,051,320     $              1,047,190
Brokered CD's                                                              130,968                      160,080
Other borrowings                                                           304,310                      278,436
                                                         --------------------------   --------------------------
  Interest bearing liabilities                            $              1,486,598     $              1,485,706
                                                         --------------------------   --------------------------

Demand deposits                                           $                136,953     $                131,942
Other liabilities                                                           27,495                       24,846
Shareholders' equity                                                       128,733                      128,837
                                                         --------------------------   --------------------------
  Total liabilities and shareholder's equity              $              1,779,779     $              1,771,331
                                                         ==========================   ==========================